Exhibit 99.1

Sustainable Internet of Things for Commercial Smart Spaces Smart Building, OccupancyyFE & SustainabilityyFE Solutions Date: JanuaryyFN=E 2023

© yEnOcean 2022 | Sustainable IoT 2 About this Presentation This investor presentation (this “ Presentation ”) is provided for informational purposes onlyyFE and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the “ Proposed Business Combination ”) between Parabellum Acquisition Corp. (“ Parabellum ” or “ SPAC ”) and yEnOcean GmbH (together with its subsidiaries, the “ Companyy ” or “ yEnOcean ”) and for no other purpose. The information contained herein does not purport to be all-inclusive or to contain all of the information that mayyFE be required to make a full analyyFEsis of the CompanyyFE or the Proposed Business Combination, and none of Parabellum, the CompanyyFE, B. RileyyFE Securities, Inc. (" B. Rileyy ") or their respective directors, officers, employyFEees, agents, advisors or affiliates makes anyyFE representation or warrantyyFE, express or implied, as to the accuracyyFE, completeness or reliabilityyFE of the information contained in this Presentation, which has not been verified and is subject to change at anyyFE time. Viewers of this Presentation should each make their own evaluation of the CompanyyFE, the Proposed Business Combination and of the relevance and accuracyyFE of the information and should make such other investigations as theyyFE deem necessaryyFE. To the fullest extent permitted byyFE law, no responsibilityyFE or liabilityyFE whatsoever is accepted byyFE Parabellum, the CompanyyFE, B. RileyyFE, or their respective directors, officers, employyFEees, agents, advisors or affiliates for anyyFE loss howsoever arising, directlyyFE or indirectlyyFE, from anyyFE use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. yEnOcean Holdings B.V., a private companyyFE with limited liabilityyFE incorporated under the laws of the Netherlands (“ Holdco ”), has been formed to acquire both Parabellum and yEnOcean, to facilitate the Proposed Business Combination. This Presentation does not constitute (i) a solicitation of a proxyyFE, consent or authorization with respect to anyyFE securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buyyFE, or a recommendation to purchase anyyFE securityyFE of Parabellum, Holdco, the CompanyyFE, or anyyFE of their respective affiliates, nor shall there be anyyFE sale, issuance or transfer of securities in anyyFE jurisdiction where, or to anyyFE person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult yyFEour own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, byyFE accepting this Presentation, yyFEou confirm that yyFEou are not relyyFEing upon the information contained herein to make anyyFE decision. AnyyFE offer to sell securities will be made either (a) pursuant to a definitive subscription agreement (a “ Subscription Agreement ”) for Holdco and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “ Securities Act ”), for offers and sales of securities that do not involve a public offering, or (b) with respect to the Proposed Business Combination, byyFE means of a proxyyFE statement/prospectus of Holdco that complies with applicable rules and regulations promulgated under the Securities Act and the Securities yExchange Act of 1934, as amended (the “yExchange Act ”) .. Parabellum, Holdco, the CompanyyFE and their respective affiliates reserve the right to withdraw or amend for anyyFE reason anyyFE offering and to reject anyyFE Subscription Agreement for anyyFE reason. AnyyFE public offering of securities shall be made onlyyFE byyFE means of a prospectus meeting the requirements of the Securities Act.

3 yForward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. yForward-looking statements generallyyFE relate to future events or Parabellum’s or the CompanyyFYMMSN=Es/Holdco’s future financial or operating performance. In some cases, yyFEou can identifyyFE forward-looking statements byyFE terminologyyFE such as “mayyFE,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “seek,” “target,” “project,” “forecast,” “plan,” “potential” or “continue”, or the negatives of these terms or variations of them or similar terminologyyFE or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of future revenue and other financial and performance metrics, and projections of market opportunityyFE and market share, as well as statements regarding the Proposed Business Combination and the expected timing of completion thereof. These forward-looking statements are (i) based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of the CompanyyFE, (ii) not predictions of actual performance, (iii) provided for illustrative purposes onlyyFE and (iv) not intended to serve as, and must not be relied on byyFE anyyFE investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probabilityyFE or anyyFE representation byyFE anyyFE person that the forward-looking statements set forth in this Presentation or the results contemplated therebyyFE will be achieved. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. ManyyFE actual events and circumstances are beyyFEond the control of the CompanyyFE/Holdco. These forward-looking statements are subject to a number of risks, uncertainties, and other factors, including, but not limited to, (a) changes in domestic and foreign business, market, financial, political, and legal conditions; (b) the inabilityyFE of the parties to successfullyyFE or timelyyFE consummate the Proposed Business Combination, including the risk that anyyFE required regulatoryyFE approvals are not obtained, are delayyFEed or are subject to unanticipated conditions that could adverselyyFE affect the combined companyyFE or the expected benefits of the Proposed Business Combination or that the approval of stockholders is not obtained; (c) failure to realize the anticipated benefits of the Proposed Business Combination; (d) risks relating to the uncertaintyyFE of the projected financial information with respect to the CompanyyFE; (e) reductions in discretionaryyFE consumer spending, including as a result of global and regional economic downturns; (f) risks related to the rollout of the CompanyyFYMMSN=Es/Holdco’s business and the timing of expected business milestones, and to relationships with customers, retailers and distributors, and the use of third-partyyFE manufacturers; (g) the effects of competition on the CompanyyFYMMSN=Es/Holdco’s future business; (h) disruption of the CompanyyFYMMSN=Es relationships with its customers, suppliers, business partners and others resulting from the announcement of the Proposed Business Combination; (i) the amount of redemption requests made byyFE Parabellum’s public stockholders in connection with the Proposed Business Combination; (j) the abilityyFE of Parabellum or the combined companyyFE to issue equityyFE or equityyFE-linked securities in connection with the Proposed Business Combination or in the future; (k) that, if the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analyyFEsts, the market price of Parabellum’s securities or, following the consummation of the Proposed Business Combination, the combined companyyFYMMSN=Es securities, mayyFE decline; (l) that the valuation ascribed to the combined companyyFE mayyFE not be indicative of the price that will prevail in the trading market following the consummation of the Proposed Business Combination; (m) that, if an active market for the combined companyyFYMMSN=Es securities develops and continues, the trading price of the combined companyyFYMMSN=Es securities following the Proposed Business Combination could be volatile and subject to wide fluctuations in response to various factors, which could contribute to the loss of all or part of yyFEour investment; (n) that the combined companyyFE mayyFE be required to take write-downs or write-offs, or be subject to restructuring, impairment or other charges that could have a significant negative effect on the combined companyyFYMMSN=Es financial condition, results of operations and the price of its common stock, which could cause yyFEou to lose some or all of yyFEour investment; (o) that the combined companyyFE will incur significant transaction costs in connection with the Proposed Business Combination; (p) that legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delayyFE or prevent the completion of the Proposed Business Combination; (q) that following the consummation of the Proposed Business Combination, the combined companyyFE will incur significant increased expenses and administrative burdens as a public companyyFE, which could have an adverse effect on its business, financial condition and results of operations; and (r) that the Proposed Business Combination or the post-combination companyyFE mayyFE be materiallyyFE adverselyyFE affected byyFE COVID-19. If anyyFE of these risks, uncertainties or other factors materialize or the CompanyyFYMMSN=Es assumptions prove incorrect, actual results could differ materiallyyFE from the results implied byyFE these forward-looking statements. There mayyFE be additional risks that neither Parabellum nor Holdco nor the CompanyyFE presentlyyFE know or that theyyFE currentlyyFE believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements contained in this Presentation. In addition, forward looking statements in this Presentation speak onlyyFE as of the date of this Presentation. While Parabellum, Holdco and the CompanyyFE mayyFE elect to update these forward-looking statements at some point in the future, Parabellum, Holdco and the CompanyyFE specificallyyFE disclaim anyyFE obligation to do so. These forward-looking statements should not be relied upon as representing Parabellum’s, Holdco’s and the CompanyyFYMMSN=Es assessments as of anyyFE date subsequent to the date of this Presentation. AccordinglyyFE, undue reliance should not be placed upon these forward-looking statements. Information and opinions expressed in this Presentation were obtained from sources believed to be reliable and in good faith, and no representation or warrantyyFE, express or implied, is made as to the accuracyyFE or completeness thereof. This Presentation contains preliminaryyFE information onlyyFE, is subject to change at anyyFE time and is not, and should not be assumed to be, complete or constitute all the information necessaryyFE to adequatelyyFE make an informed decision regarding yyFEour engagement with the CompanyyFE, Holdco or Parabellum. © yEnOcean 2022 | Sustainable IoT

4 Use of Projections This Presentation contains references to financial forecasts with respect to the CompanyyFYMMSN=Es projected financial results, including for the CompanyyFYMMMN=Es fiscal yyFEear 2023. The CompanyyFYMMMN=Es independent auditors have not audited, reviewed, compiled or performed anyyFE procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordinglyyFE, theyyFE did not express an opinion or provide anyyFE other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarilyyFE indicative of future results. The assumptions and estimates underlyyFEing the prospective financial information are inherentlyyFE uncertain and are subject to a wide varietyyFE of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materiallyyFE from those contained in the prospective financial information. See the “yForward-Looking Statements” paragraph above. AccordinglyyFE, there can be no assurance that the prospective results are indicative of the future performance of the CompanyyFE or that actual results will not differ materiallyyFE from those presented in the prospective financial information. Inclusion of the references to the prospective financial information in this Presentation should not be regarded as a representation byyFE anyyFE person that the results contained in the prospective financial information will be achieved. There are numerous factors related to the markets in general or the implementation of anyyFE operational strategyyFE that cannot be fullyyFE accounted for with respect to the projections herein. AnyyFE targets or estimates are therefore subject to a number of important risks, qualifications, limitations and exceptions that could materiallyyFE and adverselyyFE affect Parabellum and the CompanyyFYMMSN=Es performance. Moreover, actual events are difficult to project and often depend upon factors that are beyyFEond the control of Parabellum and the CompanyyFE and its affiliates. “ Adjusted yEBITDA ” means net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization expense, one-time expenses related to the Proposed Business Combination and stock-based compensation expense and is a financial measure not presented in accordance with US GAAP. It excludes items that are significant in understanding and assessing the CompanyyFYMMSN=Es financial results and the effect of the Proposed Business Combination. Therefore, management does not consider Adjusted yEBITDA in isolation or as an alternative to net income, cash flows from operations or other measures of profitabilityyFE, liquidityyFE or performance under German GAAP. However, the CompanyyFE believes that Adjusted yEBITDA provides useful information to management and investors regarding certain financial and business trends relating to the CompanyyFYMMSN=Es financial condition and results of operations. The CompanyyFE believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the CompanyyFYMMSN=Es financial measures with other similar companies, manyyFE of which present similar non-GAAP financial measures to investors. The principal limitation of this non-GAAP measure is that it excludes significant expenses and income that are required byyFE US GAAP to be recorded in the CompanyyFYMMSN=Es financial statements. AdditionallyyFE, Adjusted yEBITDA is subject to inherent limitations as it reflects the exercise of judgments byyFE management about which expense and income are excluded or included in determining this non-GAAP financial measure. © yEnOcean 2022 | Sustainable IoT

5 IndustryyFE and Market Data In this Presentation, the CompanyyFE relies on and refers to certain information and statistics obtained from third-partyyFE sources, which it believes to be reliable. The CompanyyFE has not independentlyyFE verified the accuracyyFE or completeness of anyyFE such third-partyyFE information. You are cautioned not to give undue weight to such industryyFE and market data. Participants in the Solicitation The CompanyyFE, Holdco, Parabellum and certain of their respective directors, executive officers and other members of management and employyFEees mayyFE, under SyEC rules, be deemed to be participants in the solicitation of proxies from Parabellum’s stockholders in connection with the Proposed Business Combination. You can find more information about Parabellum’s directors and executive officers in Parabellum’s final prospectus dated September 27, 2021, and filed with the SyEC on September 29, 2021. Additional information regarding the participants in the proxyyFE solicitation and a description of their direct and indirect interests will be included in the proxyyFE statement/ prospectus when it becomes available. Stockholders, potential investors and other interested persons should read the proxyyFE statement/prospectus carefullyyFE when it becomes available before making anyyFE voting or investment decisions. You mayyFE obtain free copies of these documents, once available, at the SyEC’s website at www.sec.gov. Trademarks Parabellum and the CompanyyFE own or have proprietaryyFE rights to various trademarks, service marks and trade names used in this Presentation that are important to their respective businesses, manyyFE of which are registered under applicable intellectual propertyyFE laws. This Presentation also contains trademarks, trade names and service marks of other companies, which are the propertyyFE of their respective owners. The use or displayyFE of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not, implyyFE a relationship with Parabellum or the CompanyyFE, or an endorsement or sponsorship byyFE or of Parabellum or the CompanyyFE. SolelyyFE for convenience, trademarks, trade names and service marks referred to in this presentation mayyFE appear without the ®, ™ or SM syyFEmbols, but such references are not intended to indicate, in anyyFE wayyFE, that the CompanyyFE or Parabellum or anyyFE third partyyFE, as applicable, will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. Important Information for Investors and Stockholders In connection with the Proposed Business Combination, it is intended that Holdco will file with the SyEC a registration statement on yForm yF-4, including a joint proxyyFE statement / prospectus (the “ Registration Statement ”), which will include a preliminaryyFE proxyyFE statement, and following review byyFE the SyEC, a definitive proxyyFE statement to be distributed to the holders of Parabellum’s common stock in connection with Parabellum’s solicitation of proxies for the vote byyFE Parabellum’s stockholders with respect to the Proposed Business Combination and other matters described in the Registration Statement, and a prospectus relating to the offer of the securities to be issued byyFE Holdco in connection with the Proposed Business Combination. Parabellum’s stockholders and other interested persons are advised to read, when available, the preliminaryyFE proxyyFE statement / prospectus and the amendments thereto and the proxyyFE statement / prospectus and other documents filed with the SyEC in connection with the Proposed Business Combination, as these materials will contain important information about the CompanyyFE, Parabellum and the Proposed Business Combination. When available, the joint definitive proxyyFE statement / prospectus and other relevant materials for the Proposed Business Combination will be mailed to stockholders of Parabellum as of a record date to be established for voting on the Proposed Business Combination. Stockholders will also be able to obtain copies of the preliminaryyFE proxyyFE statement / prospectus, the definitive proxyyFE statement / prospectus and other documents filed with the SyEC, without charge, once available, at the SyEC’s website at www.sec.gov, or byyFE directing a request to the CompanyyFE at Kolpingring 18a, 82041 Oberhaching, GermanyyFE or to Parabellum at 3811 Turtle Creek Blvd, Suite 2125, Dallas, TX 75219. Investment in anyyFE securities described herein has not been approved or disapproved byyFE the SyEC or anyyFE other regulatoryyFE authorityyFE nor has anyyFE authorityyFE passed upon or endorsed the merits of the Proposed Business Combination or the accuracyyFE or adequacyyFE of the information contained herein. AnyyFE representation to the contraryyFE is a criminal offense. © yEnOcean 2022 | Sustainable IoT

Transaction Overview

EnOcean
Self-powered IoT

EnOcean & Parabellum combine to accelerate penetration & adoption of EnOcean's Energy Harvesting Technology Platforms

EnOcean Management Team



Raoul Wijgergangs
CEO



Michael Denzer
Dir. of Finance, Interim CFO

Parabellum Acquisition Corp.



Narbeh Derhacobian
CEO, Executive Chairman



Ron Shelton
CFO, Director

Transaction Highlights [1]

Overview

Parabellum Acquisition Corp. (NYSE: PRBM) is a special purpose acquisition company with ~$24.7M (~€23.1M)[2] cash held in trust that intends to enter into a business combination agreement with EnOcean GmbH ("**EnOcean**")

Valuation

Expected pro forma enterprise value of ~$167.1M (~€156.1M) at closing represents an attractive entry multiple relative to peer group metrics

Capital Structure

At closing, EnOcean expects to have at least $30.0M (€28.0M) in cash on its balance sheet to accelerate and fund future growth initiatives and for inorganic growth opportunities [3]

Notes:
1) All U.S. dollar amounts described herein reflect an EUR/USD exchange rate of 1.0705 as of December 30, 2022.
2) As of December 20, 2022
3) Pro forma cash includes net cash of EnOcean as of September 30, 2022.

© EnOcean 2022 | Sustainable IoT

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EnOcean
Self-powered IoT

Parabellum Acquisition Corp. Overview

Parabellum Team Brings Significant Operational and Transactional Experience

PARA BELLUM

Management Team



Narbeh Derhacobian
CEO, Executive Chairman

- 25+ years experience in leading-edge technology companies
- President and CEO of Adesto Technologies (Nasdaq: IOTS)
- Multiple M&A transactions with public and private companies
- Significant operational experience in technology organizations serving Fortune 100 customers



Ron Shelton
CFO, Director

- 25+ years experience as a CFO in the tech sector for both public and private companies
- Public Company CFO Roles:
  - Adesto Technologies (Nasdaq: IOTS)
  - Navitas Semiconductor (Nasdaq: NVTS)
  - GigOptix (NYSE: GIG)
  - Alliance Semiconductor (Nasdaq: ALSC)
  - Cirrus Logic (Nasdaq: CRUS)
- Private Company CFO Roles:
  - Alien Technologies, EmpowerTel & Lara Networks

Track Record of Shareholder Value Creation

Adesto

2015: **$52M** IPO[1]

Operational Excellence → 3 Acquisitions that created significant stockholder value

2020: **$500M** Merger with Dialog[2]

Operational, Capital Markets and M&A Experience

- Significant relationship with investor community including long-term investors.
- Expertise in completing M&A transactions and achieving significant synergies.
- Experience raising capital in the equity and debt markets
- Significant business ecosystem network including customers, suppliers and strategic stakeholders.
- Established and credible relationships with leading industry analysts.

© EnOcean 2022 | Sustainable IoT

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1. https://www.renaissancecapital.com/IPO-Center/News/36996/Adesto-Technologies-prices-IPO-at-$5.00-as-expected
2. https://www.globenewswire.com/news-release/2020/02/20/1987570/0/en/Dialog-Semiconductor-to-Acquire-Adesto-Technologies-Broadening-Presence-in-the-Industrial-Internet-of-Things-Market-IIoT.html

Transaction Summary[1]

EnOcean
Self-powered IoT

Transaction Overview

- Total enterprise value price of ~$167.1M (~€156.1)[2]
- Transaction targeting pro forma cash of ~$30M (~€29.0M)[3] comprised of:
  - Up to ~$40M in new financing ($23.8M in the scenario on this slide based on, Parabellum cash in trust estimate of $17.6M[2], and $4.8M existing cash)
  - Net cash proceeds to EnOcean balance sheet to accelerate and fund future growth initiatives as well as inorganic expansion opportunities
- EnOcean existing shareholders and management are rolling 100% of their equity into the transaction[3]
- EnOcean pre-closing shareholders and equity incentive award holders will receive 2.95M new additional shares in the form of an earnout that is vested 30%, 30% and 40% at $12.50, $15.00, and $17.50 a share, respectively[2][4]
- PRBM Sponsor's common shares and EnOcean management's common shares also subject to lock-up restrictions

Pro Forma Valuation ($M/€M, Except per share data)

Total shares outstanding[4]	19.7	19.7
Price per share	$10.00	€9.34
Equity value	**$197.1**	**€184.1**
Less: net cash[5]	($30.0)	(€28.0)
Total enterprise value	**$167.1**	**€156.1**

Sources and Uses ($M/€M) [1]

Sources

SPAC Cash in Trust[1]	$17.6	€16.4
New Financing Proceeds	23.8	22.3
EnOcean Rollover Equity	120.0	112.1
Founder Sponsor Equity	35.9	33.5
Existing EnOcean Cash	4.8	4.5
Total Sources	**$202.1**	**€188.8**

Uses

EnOcean Rollover Equity	$120.0	€112.1
Founder Sponsor Rollover Equity	35.9	33.5
Cash to Pro Forma Balance Sheet	30.0	28.0
Existing EnOcean Debt Paydown	3.7	3.5
Transaction Fees	12.5	11.7
Total Uses	**$202.1**	**€188.8**

Pro-Forma Illustrative Ownership Breakdown



New Investors, 12.1%
PRBM Founder Shares, 18.2%
Parabellum Stockholders, 8.8%
Existing Investor Rollover, 60.9%

Notes:
1. Management Projections. EUR/USD exchange rate of 1.0705 as of December 30, 2022.
2. Assumes ~23% redemption by public stockholders of Parabellum that will receive cash from the trust account, which is equivalent to an 88% redemption rate on the original trust amount and was based on median redemption rates from January 1, 2022, to November 1, 2022. This amount will be adjusted based on the final redemption rights exercised.
3. Should net cash exceed $30M (after giving effect to redemptions of shares of Parabellum and expenses), Holdco may use up to $10M to buy back shares from certain existing shareholders (as determined by Parabellum and EnOcean)
4. Pro forma share count assumes ~88% redemption by public stockholders of Parabellum and includes 12.0M seller rollover shares, ~1.7M Parabellum public shares, ~2.4M PIPE investor shares and ~3.6M Parabellum founder shares held by Sponsor and other holders. Excludes the impact of 2.95M Seller earnout shares vesting 30%, 30%, and 40% at $12.50, $15.00 and $17.50, respectively.
5. $30.0M (€28.0M) net cash assumes EnOcean's net cash of $1.1M (€1.0M) as of September 30, 2022.

© EnOcean 2022 | Sustainable IoT

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yEnOcean yEnables Sustainable IoT for Commercial Smart Spaces © yEnOcean 2022 | Sustainable IoT 9 + Software Platform for a Complete yEnd-to-yEnd Solution Sensor communication based on open radio standards: yEnOcean, Zigbee and Bluetooth Low yEnergyy Ultra-low-power syyFEstems design secures batteryyFEless 24/7 operation yEnergyyFE harvesting generates power from ambient energyyFE: kinetic, solar and thermal

Investment Highlights © yEnOcean 2022 | Sustainable IoT 10 Proven technologyyFE leader in energyyFE harvesting Customers value proposition focused on efficiencyyFE and sustainabilityy Adopted byyFE 350+ manufacturing partners and deployyFEed in 1M+ buildings (1) 1 2 3 Positive adjusted yEBITDA beginning in mid-2023 through increasing SaaS and expanded hardware revenues 4 yFocus on highlyyFE scalable enterprise sales 5 yExperienced leadership team 6 (1) Based on yEnOcean’s historical shipments, customers and deployyFEment profiles. https://www.enocean-alliance.org/about-us/membership/our-members/

yEnOcean Business Opportunityy © yEnOcean 2022 | Sustainable IoT 11 Differentiation Mission Help companies driving efficiencyyFE & productivityyFE gains - while accomplishing sustainabilityy yFull-Stack Smart Space TechnologyyFE Platform yEdge Sensors -> Cloud (1) Source: Internet of Things in Smart Commercial Buildings 2022 to 2027, Published Q2 2022 - memoori Sustainabilityy yEfficiencyy Health & Safetyy Market Opportunityy Growth of Commercial Smart Space yEnterprise Requirements Driving Growth (2025 TAM of approximatelyyFNE $76B SAM of $39B – office, retail and warehouses) (1) The Market for the Internet of Things in Smart Commercial Buildings Market byyFNE Vertical - 2021 to 2027, $Bn (1) Data Centers, Transportation, Res/ Com Mixed-Use, Public AssemblyyFN=E / Venues, Hospitalityy Office, Retail and Warehouses

EnOcean: Leader in Self-Powered IoT Solutions

EnOcean
Self-powered IoT

Strong Performance, High Barriers to Competition

Revenue Growth[1]:
FY 21: $21.0M (€17.5M)
FY 22: $23.2M (€21.4M)
FY 23F: ~$36M (€34M)

Order Backlog NTM [3]:
~$12M (€12M)

Significant IP Portfolio [3]
+40 patents issued

Rev. CAGR[1]:
FY 21->FY 23F:~27%

Customers[2][3]
>245

Devices Installed[3]
>20M

Significant Market Opportunity and Existing Tier 1 Customers and Partners

TAM
$76B[4] | 13% $CAGR_{21-25}$[5]

Sales Pipeline Opportunities
>230 customers

Building Automation
ABB, thermokon (HOME OF SENSOR TECHNOLOGY), TRANE TECHNOLOGIES, Eltako ELECTRONICS, AcuityBrands, CASAMBI, Honeywell

Smart Spaces
aruba (a Hewlett Packard Enterprise company), Prolojik, ITEC JAPAN, delmatic (the lighting management company)

Strong Strategic and Financial Investors

Eltako ELECTRONICS, wellington partners VENTURE CAPITAL, SET Ventures, SIEMENS, emerald Technology Ventures

2022 Acquisition of edge computing solutions business from Renesas
2021 Launched IoT software for Aruba
2016 Entering BLE market
2014 Entering ZigBee market
2012 Launch of electrodynamic harvester (PTM)

Notes:
1. Summary financials are prepared under US GAAP and are unaudited as of the date of this presentation. EnOcean's fiscal year ends on September 30. FY 23 forecast includes forecast contribution from acquisition of edge computing solutions business from Renesas Electronics Corporation on September 30, 2022. Unaudited FY 21 and FY22 revenues do not include any revenue from the acquired assets. FY 23 forecast includes an assumption of EUR/USD exchange rate of 1.0705 as of December 30, 2022. Actual results in FY 23 may be materially different than those included in this presentation.
2. Shipping in volume. Customers describe end-users of products obtained through sales distribution channel
3. As of September 30, 2022
4. TAM is for 2025; Number is approximation only. Source: Internet of Things in Smart Commercial Buildings 2022 to 2027, Published Q2 2022 - memoori
5. Number is approximation only, Sub-segment: Building Infrastructure (Source: Internet of Things in Smart Commercial Buildings 2022 to 2027, Published Q2 2022 – memoori)

© EnOcean 2022 | Sustainable IoT
Source: Company information.
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Value of Smart Spaces[1]

Significant savings for an exemplary company with 100k employees - while doing the right thing

Desk sharing savings $270M/Yr

Compelling application because of monetary & environmental benefits - space & resource savings.

Productive office savings $13M/Yr

Air quality monitoring reduces employee sick leave and enables pandemic compliance as applicable.[2] Increased employee efficiency further improves ROI.

Energy reduction $2.6M/Yr

40% of global CO_2 emissions are caused by buildings. IoT-based HVAC solutions can beneficially assist with energy saving by providing reasonable ROI compared to replacing the building envelope.

(1) Management projections. Assumes a company with 100,000 employees and 30% of employees not going to the office.
(2) Pandemic compliance requirements vary by jurisdiction.


EnOcean
Self-powered IoT

© EnOcean 2022 | Sustainable IoT
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What Sets yEnOcean Apart in yEnabling Smart Spaces? © yEnOcean 2022 | Sustainable IoT 14 Complete yEdge-to-Cloud Smart Space Solutions Bolt on Solutions to LegacyyFNE Building Automation SyyFNEstems yEnergyyFNE Harvesting yEdge Sensors, Actuators yEnabling Low Cost Implementation Seamless Integration with yExisting yEnterprise Access Point Solutions Built on IndustryyFNE Standard Open Standards Leveraging over 400 Solutions Providers (1) 40+ patent families covering energyyFE harvesting IoT devices (2) (1) https://www.enocean-alliance.org/about-us/membership/our-members/ (2) As of September 30, 2022

EnOcean
Self-powered IoT

EnOcean Provides End-to-End Solutions for Smart-Space Ecosystem (1)

EnOcean % of revenue in FY2022	Switches 33%	Sensors 13%	Gateways & Actuators 47.5%	Software & Tools 6.5%
Components 25.5%	• Energy-harvester ECO 200 enocean, zigbee	• Radio sensor components enocean	• Transceiver Components enocean, zigbee	
Integrated Modules 25.0%	• PTM series switch modules enocean, zigbee, Bluetooth	• Integrated sensor modules Bluetooth, zigbee		
Finished Products 49.5%	• Finished switches enocean, zigbee, Bluetooth	• Finished Sensor products enocean, Bluetooth	• Edge Server and Interface products • EnOcean gateways and actuators	• Central Management System (CMS) • IOT Connector • EoLink

(1) Combined EnOcean/acquired edge computing solutions product offerings.

© EnOcean 2022 | Sustainable IoT
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yEnOcean Offers Solutions Direct or Bundling with Partners © yEnOcean 2022 | Sustainable IoT 16

17 yEdge-to-Cloud Solutions © yEnOcean 2022 | Sustainable IoT § BatteryyFE-free sensors provide room occupancyyFE and people counting data for applications and the Smart Server (acquired from Renesas) enables heating, cooling and lighting control § Reuse of existing access points eliminates the need to install a dedicated transport infrastructure § Seamless integration enables real- time actionable data acquisition for optimizing energyyFE savings and return on investment OccupancyyFN=E and people counting enabled byyFN=E yEnOcean sensors WiyFi access points Cloud (yEnOcean IoT Connector) yEnOcean Smart Server (acquired from Renesas) yExisting HVAC & lighting control syyFN=Estems 3rd-partyyFN=E cloud providers Undisclosed Partners Customers Partners

18 Competitive Position © yEnOcean 2022 | Sustainable IoT Complete Solution Individual Components Simple Installation (no wiring, infrastructure, on-going maintenance or other changes required) Complex Installation (wiring, infrastructure, on-going maintenance or other changes required) yFocus of use of proceeds from listing and capital raise.

19 • yEmployyFEees can use the mobile app to find and book available spaces • Cost savings on the required real estate • Reductions in energyyFE bills • yEnables compliance with COVID-19 regulations (1) Approach Benefits Commercial traction • yEnOcean occupancyyFE, temperature and air qualityyFE sensors • Sensor data is transmitted through Deuta’s gatewayyFEs • Data is managed analyyFEzed through an App byyFE Thing-IT • 8000 sensors deployyFEed for > 2 yyFEears • Customer cost to implement yEnOcean solution: €1 million + €150k/yyFEear software license fee (paid to third-partyyFE) • yEstimated return on investment: (2) • Office space reduction+energyyFE savings: <1 month • OnlyyFE energyyFE savings: <1 yyFEear Smart Spaces Case StudyyFE: German Sportswear Manufacturer (1) Pandemic compliance requirements varyyFE byyFE jurisdiction. (2) Management estimates based on electricityyFE prices of €0.13/kWh. © yEnOcean 2022 | Sustainable IoT

EnOcean
Self-powered IoT

Smart Spaces Case Study: T-Systems

Approach

- EnOcean occupancy, temperature and air quality sensors
- Sensor data is transmitted via Microsoft Azure, creating a digital twin
- Data is correlated with capacity utilization and energy consumption

Benefits

- Better office experience for employees
- A flexible planning tool for facility managers

Commercial traction

- T-Systems has a team focused on the Smart Space solutions
- ~200k EnOcean devices expected(1)



Heat maps use infrared sensors to display current occupancy status.

Source: https://perpetuum.enocean.com/not-rated/t-systems-the-new-work-megatrend-for-a-good-work-life-balance/?lang=en

(1) Number of employees at Deutsche Telecom as of December 31, 2021. https://report.telekom.com/annual-report-2021/management-report/group-organization/business-activities.html#:~:text=We%20have%20an%20international%20focus,in%20the%202021%20financial%20year.

© EnOcean 2022 | Sustainable IoT

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© yEnOcean 2022 | Sustainable IoT 21 Growth Vectors Reshaping of Workplace / Work-from-AnyyFNEwhere Transformation SustainabilityyFNE Practice Adoption within yEnterprises Business yEfficiencyyFNE Improvement 1 2 3 yEmployyFNEee Health & SafetyyFNE Practices 4 Asset Tracking Vertical within Warehousing and Logistics LayyFNEering in Software yEnabled Services and Applications 5 6 Organic & Macro- yEnvironment Drivers Inorganic & Accretive M&A Opportunities $76B TAM in 2025 (1) (1) Source: Internet of Things in Smart Commercial Buildings 2022 to 2027, Published Q2 2022 - memoori

Leadership team – 200+ years of technology leadership positions

EnOcean
Self-powered IoT



RAOUL WIJGERGANGS
CEO



MARKUS FLORIAN
CCO



FRANK SCHMIDT
VP INNOVATION



MICHAEL DENZER
DIR. FINANCE & INTERIM CFO

EDIN GOLUBOVIC
VP R&D



MATTHIAS KASSNER
VP PRODUCT



GRAHAM MARTIN
ENOCEAN ALLIANCE



OLIVER SCZESNY
VP CUSTOMER SUCCESS



SILICON LABS
PHILIPS
Adesto
RENESAS
AMD
Z-WAVE
SIEMENS
TEXAS INSTRUMENTS

© EnOcean 2022 | Sustainable IoT
22

Global yFootprint & yEmployyFEees © yEnOcean 2022 | Sustainable IoT 23 USA 21 GermanyyFNE - HQ 53 Other yEU 9 UK 7 Japan 1 * * Consultant Note: Includes personnel transitioned to yEnOcean through acquisition of edge computing solutions business from Renesas yElectronics Corporation.

FY 21A FY 22A FY 23F SummaryyFE yFinancials (Unaudited) 24 © yEnOcean 2022 | Sustainable IoT Revenue ($m)/(€m) Gross Margin (%) Note: SummaryyFE financials are prepared under US GAAP and are unaudited as of the date of this presentation. yEnOcean’s fiscal yyFEear ends on September 30. yFY 23 forecast includes forecast contribution from acquisition of edge computing solutions business from Renesas yElectronics Corporation on September 30, 2022. Unaudited yFY 21 and yFY22 revenues do not include anyyFE revenue from the acquired assets. yFY 23 forecast includes an assumption of yEUR/USD exchange rate of 1.0705 as of December 30, 2022 .. Actual results in yFY 23 mayyFE be materiallyyFE different than those included in this presentation. 49-51% $21.0 $23.2 $36.4 €17.5 €21.4 €34.0 FY 21A FY 22A FY 23F 46.7% 47.3%

Investment Highlights © yEnOcean 2022 | Sustainable IoT 25 Proven technologyyFE leader in energyyFE harvesting Customers value proposition focused on efficiencyyFE and sustainabilityy Adopted byyFE 350+ manufacturing partners and deployyFEed in 1M+ buildings (1) 1 2 3 Positive Adjusted yEBITDA beginning in mid-2023 through increasing SaaS and expanded hardware revenues 4 yFocus on highlyyFE scalable enterprise sales 5 yExperienced leadership team 6 (1) Based on yEnOcean’s historical shipments, customers and deployyFEment profiles. https://www.enocean-alliance.org/about-us/membership/our-members/

Thank you for your attention.
EnOcean
Self-powered IoT

Would you like to learn more? Simply contact us.

www.enocean.com
www.easyfit-solutions.com
info@enocean.com

EnOcean GmbH
Kolpingring 18a
82041 Oberhaching
Germany

© EnOcean 2022 | Sustainable IoT

26

Appendix: Data Sources © yEnOcean 2022 | Sustainable IoT 27 • “yEnOcean is the world leader in energyyFE harvesting wireless technologies ..” : mikroe.com , 22 Oct 2015 • “a world leader in energyyFE harvesting wireless technologyyFYMMQE: Ken Sinclair, automatedbuildings.com , Dec 2018 • “a pioneer in energyyFE harvesting“: Neil TyyFEler, newelectronics.co.uk , 1 Jun 2020 • “Marktführer im Bereich energieautarker yFunksyyFEsteme ” : Thomas Kuther, elektronikpraxis.vogel.de , 30 Oct 2009 • “der weltweit führende yEntwickler batterieloser yFunktechnologie“: BUS SyyFEsteme, 2019 • “Pionier der batterielosen yFunktechnologie”: K. Jungk, elektropraktiker.de , 27 Jan 2020 • “Pionier für die batterielose yFunktechnik”: K. Jungk, elektropraktiker.de , 32 Mar 2020 • “Pionier im Bereich der batterielosen Lösungen für die Gebäudeautomation”: Andreas Stöcklhuber, elektro.net , Jul 2020 • “yEnergyyFE Harvesting Pionier yEnocean”: developmentscout.com , 4 Aug 2020 • “yEnOcean als Pionier des zukunftsträchtigen yEnergyyFE Harvesting”: Sven Häwel, homeandsmart.de , 1 Sep 2020 • “yEnOcean ist der Pionier für yEnergyyFE Harvesting”: yFlorian Beckmann, smarthomeassistent.de , 4 Oct 2020 • “Marktführer im Segment yEnergyyFE Harvesting”: bvkap.de

Risk yFactors © yEnOcean 2022 | Sustainable IoT All references to “the CompanyyFE,” “we,” “us” or “our” refer to the business, yEnOcean GmbH (together with its subsidiaries), and to “Holdco” refers to yEnOcean Holdings B.V. The risks presented below are certain of the general risks related to the business of the CompanyyFE, Parabellum Acquisition Corp. (“SPAC”), and the proposed transactions between the CompanyyFE, Holdco and SPAC (the “Proposed Business Combination”), and such list is not exhaustive. The list below has been prepared solelyyFE for purposes of the private placement transaction, and solelyyFE for potential private placement investors, and not for anyyFE other purpose. You should carefullyyFE consider these risks and uncertainties, together with the information in the CompanyyFYMMSN=Es consolidated financial statements and related notes and should carryyFE out yyFEour own diligence and consult with yyFEour own financial and legal advisors concerning the risks and suitabilityyFE of an investment in this offering before making an investment decision. Risks relating to the business of the CompanyyFE/Holdco will be disclosed in future documents filed or furnished byyFE Holdco, the CompanyyFE and/or SPAC with the United States Securities and yExchange Commission (the “SyEC”), including the documents filed or furnished in connection with the proposed transactions between Holdco, the CompanyyFE and SPAC. The risks presented in such filings will be consistent with those that would be required for a public companyyFE in their SyEC filings, including with respect to the business and securities of Holdco, the CompanyyFE and SPAC and the proposed transactions between Holdcho, the CompanyyFE and SPAC, and mayyFE differ significantlyyFE from, and be more extensive than, those presented below. Risks Related to our Business and IndustryyFE: • We have a historyyFE of generating net losses, and if we are unable to achieve adequate revenue growth while our expenses increase, we mayyFE not achieve or maintain profitabilityyFE in the future. • If we fail to manage our growth effectivelyyFE or to sustain our revenue growth, we mayyFE be unable to execute our business plan, maintain customer satisfaction or adequatelyyFE address competitive challenges. • Members of the CompanyyFYMMSN=Es management have limited experience in operating a public companyyFE. The requirements of being a public companyyFE mayyFE strain our resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public companyyFE mayyFE be greater than we anticipate. • If we do not attract new customers and increase our customers’ use of our products and services, our business will suffer. • Our limited operating historyyFE, especiallyyFE with the edge computing solutions business acquired from Renesas yElectronics Corporation, makes it difficult to evaluate our current business and future prospects and mayyFE increase the risk that we will not be successful. • We generate a significant portion of our revenue from our largest customers, and the loss or decline in revenue from anyyFE of these customers could harm our business, results of operations, and financial condition. • If we fail to continue to improve and enhance the functionalityyFE, performance, reliabilityyFE, design and securityyFE in a manner that responds to our customers’ evolving needs, our business mayyFE be adverselyyFE affected. • Our brand is integral to our success. If we fail to effectivelyyFE maintain, promote, and enhance our brand, our business and competitive advantage mayyFE be harmed. • We are dependent on the continued services and performance of our senior management and other keyyFE employyFEees, the loss of anyyFE of whom could adverselyyFE affect our business, operating results, and financial condition. • Our abilityyFE to recruit, retain, and develop qualified personnel is critical to our success and growth. • If our technical and maintenance support services are not satisfactoryyFE to our customers, theyyFE mayyFE not buyyFE future products, which could materiallyyFE and adverselyyFE affect our future results of operations and financial condition. • AnyyFE future litigation against us could be costlyyFE and time-consuming to defend. • Our pricing decisions and pricing models mayyFE adverselyyFE affect our abilityyFE to attract new customers and retain existing customers. 28

Risk yFactors (continued) © yEnOcean 2022 | Sustainable IoT Risks Related to our Business and IndustryyFE (continued): • If our technical and maintenance support services are not satisfactoryyFE to our customers, theyyFE mayyFE not buyyFE future products, which could materiallyyFE and adverselyyFE affect our future results of operations and financial condition. • Increases in labor and component costs, and supplyyFE-chain delayyFEs could adverselyyFE affect results of operations. • We transmit and store personal information of our customers and consumers. If the securityyFE of this information is compromised, our reputation mayyFE be harmed, and we mayyFE be exposed to liabilityyFE and loss of business. • We are subject to stringent and changing privacyyFE laws, regulations and standards, and contractual obligations related to data privacyyFE and securityyFE. Our actual or perceived failure to complyyFE with such obligations could harm our reputation, subject us to significant fines and liabilityyFE, or adverselyyFE affect our business. • SecurityyFE breaches, denial of service attacks, or other hacking and phishing attacks on our syyFEstems or the syyFEstems with which our platform integrates could harm our reputation or subject us to significant liabilityyFE, and adverselyyFE affect our business and financial results. • Interruptions or performance problems associated with our technologyyFE mayyFE adverselyyFE affect our business and operating results. • Defects, errors, or vulnerabilities in our hardware, software or other technologyyFE syyFEstems and those of third-partyyFE technologyyFE providers could harm our reputation and brand and adverselyyFE impact our business, financial condition, and results of operations. • We mayyFE require additional capital, which additional financing mayyFE result in restrictions on our operations or substantial dilution to our stockholders, to support the growth of our business, and this capital might not be available on acceptable terms, if at all. • Our business is highlyyFE competitive. We mayyFE not be able to compete successfullyyFE against current and future competitors. • The estimates of market opportunityyFE and forecasts of market growth included in this presentation mayyFE prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates, if at all. Risks Related to the COVID-19 Pandemic: • The ongoing COVID-19 pandemic has adverselyyFE impacted and mayyFE continue to adverselyyFE impact our business, financial condition, and results of operations. • The COVID-19 pandemic has resulted in global supplyyFE chain shortages, that we expect to continue in the foreseeable future, which could have a material adverse effect on our business, results of operations, and financial results. 29

Risk yFactors (continued) © yEnOcean 2022 | Sustainable IoT Risks Related to our Intellectual PropertyyFE: • If we fail to adequatelyyFE protect our intellectual propertyyFE rights, our competitive position could be impaired and we mayyFE lose valuable assets, generate reduced revenue and become subject to costlyyFE litigation to protect our rights. • We mayyFE be subject to claims byyFE third parties of intellectual propertyyFE infringement. • We use open-source software in our platform, which could negativelyyFE affect our abilityyFE to sell our services or subject us to litigation or other actions. • Third-partyyFE claims that we are infringing intellectual propertyyFE, whether successful or not, could subject us to costlyyFE and time-consuming litigation or expensive licenses, and our business could be adverselyyFE affected. • Our intellectual propertyyFE applications, including patent applications, mayyFE not be approved or granted or mayyFE take longer than expected to be approved, which mayyFE have a material adverse effect on our abilityyFE to prevent others from commerciallyyFE exploiting products similar to ours. • In addition to patented technologyyFE, we relyyFE on trade secrets, designs, experiences, work flows, data processes, software and know-how. General Risks • Downturns or volatilityyFE in general economic conditions could have a material adverse effect on the CompanyyFYMMSN=Es business, financial condition, results of operations and liquidityyFE. • IndustryyFE consolidation mayyFE result in increased competition, which could result in a reduction in revenue. • The CompanyyFE depends on growth in the end markets that use its products. AnyyFE slowdown in the growth of these end markets could adverselyyFE affect its financial results. • The CompanyyFE is dependent on a limited number of distributors and end customers. The loss of, or a significant disruption in the relationships with anyyFE of these distributors or end customers, could significantlyyFE reduce the CompanyyFYMMSN=Es revenue and adverselyyFE impact the CompanyyFYMMSN=Es operating result. A significant portion of the CompanyyFYMMSN=Es chip supplies are generated through customers in Taiwan which subjects the CompanyyFE to risks associated with supplier interest and governmental or regulatoryyFE changes as well as geopolitical developments, particularlyyFE related to Taiwan and China. • If the CompanyyFE fails to accuratelyyFE anticipate and respond to rapid technological change in the industries in which the CompanyyFE operates, the CompanyyFYMMSN=Es abilityyFE to attract and retain customers could be impaired and its competitive position could be harmed. • The CompanyyFYMMMN=Es competitive position could be adverselyyFE affected if it is unable to meet customers’ or device manufacturers’ qualityyFE requirements. • If the CompanyyFE is unable to expand or further diversifyyFE its customer base, its business, financial condition, and results of operations could suffer. • If the CompanyyFYMMSN=Es products do not conform to, or are not compatible with, existing or emerging industryyFE standards, demand for its products mayyFE decrease, which in turn would harm the CompanyyFYMMSN=Es business and operating results. • The CompanyyFE is subject to risks and uncertainties associated with international operations, which mayyFE harm its business. • The CompanyyFYMMMN=Es companyyFE culture has contributed to its success and if the CompanyyFE cannot maintain this culture as it grows, its business could be harmed. 30

Risk yFactors (continued) © yEnOcean 2022 | Sustainable IoT General Risks (continued) • The CompanyyFE mayyFE not be able to effectivelyyFE manage its growth and mayyFE need to incur significant expenditures to address the additional operational and control requirements of its growth, either of which could harm the CompanyyFYMMSN=Es business and operating results. • Shifts in the CompanyyFYMMSN=Es product mix or customer mix mayyFE result in declines in gross margin. • The CompanyyFE mayyFE from time-to-time desire to exit certain programs or businesses, or to restructure its operations, but mayyFE not be successful in doing so. • The CompanyyFE mayyFE pursue mergers, acquisitions, investments and joint ventures, which could divert its management’s attention or otherwise disrupt its operations and adverselyyFE affect its results of operations. • The CompanyyFE mayyFE not be able to convert its pipeline or orders in backlog into revenue. • The CompanyyFE mayyFE not manage its growth effectivelyyFE. • Our forecasts and projections are based on assumptions, analyyFEses and internal estimates developed byyFE our management. If these assumptions, analyyFEses or estimates prove to be incorrect or inaccurate, our actual operating results mayyFE differ materiallyyFE from those forecasted or projected. • The market adoption of our product is evolving and mayyFE develop more slowlyyFE or differentlyyFE than we expect. Our future success depends on the growth and expansion of these markets and our abilityyFE to adapt and respond effectivelyyFE to evolving markets. • Interruption or failure of our information technologyyFE and communication syyFEstems could impact our abilityyFE to effectivelyyFE provide our products and services. • We are subject to cyyFEbersecurityyFE risks to operational syyFEstems, securityyFE syyFEstems, infrastructure, integrated software in our products and customer data processed byyFE us or third-partyyFE vendors or suppliers and anyyFE material failure, weakness, interruption, cyyFEber event, incident or breach of securityyFE could hinder the effective operation of our business. Stock and Capitalization Risks • The CompanyyFE has a historyyFE of losses and mayyFE incur significant expenses and continuing losses for the foreseeable future. • The market price of the combined companyyFYMMSN=Es common stock mayyFE be highlyyFE volatile. • The CompanyyFYMMSN=Es operating results mayyFE have significant period-to-period fluctuations, which would make it difficult to predict our future performance. • Raising additional funds byyFE issuing securities mayyFE cause dilution to existing stockholders or restrict the combined companyyFYMMSN=Es operations. • The combined companyyFE does not intend to payyFE cash dividends. ConsequentlyyFE, anyyFE gains from an investment in its securities will likelyyFE depend on whether the price of the common stock increases. • The combined companyyFYMMSN=Es executive officers and directors will own a significant percentage of the common stock and could exert significant influence over matters requiring stockholder approval, including takeover attempts. • yFailure to meet the maintenance criteria of the stock exchange mayyFE result in the delisting of the combined companyyFYMMSN=Es common stock, which could result in lower trading volumes, liquidityyFE and prices of the common stock and make it more difficult for the combined companyyFE to raise capital. • If industryyFE or financial analyyFEsts do not publish research or reports about the combined companyyFYMMSN=Es business, or if theyyFE issue inaccurate or unfavorable research regarding the common stock, the share price and trading volume could decline. 31

Risk yFactors (continued) © yEnOcean 2022 | Sustainable IoT Risks Related to the Business Combination • The Proposed Business Combination mayyFE disrupt current plans and operations of the CompanyyFE. • If the Proposed Business Combination’s benefits do not meet the expectations of investors or securities analyyFEsts, the market price of SPAC’s securities or, following the consummation of the Proposed Business Combination, the combined companyyFYMMSN=Es securities, mayyFE decline. • The valuation ascribed to the combined companyyFE mayyFE not be indicative of the price that will prevail in the trading market following the Proposed Business Combination. If an active market for the combined companyyFYMMSN=Es securities develops and continues, the trading price of the combined companyyFYMMSN=Es securities following the Proposed Business Combination could be volatile and subject to wide fluctuations in response to various factors, which could contribute to the loss of all or part of yyFEour investment. • The combined companyyFE mayyFE be required to take write-downs or write-offs, or be subject to restructuring, impairment or other charges that could have a significant negative effect on the combined companyyFYMMSN=Es financial condition, results of operations and the price of our common stock, which could cause yyFEou to lose some or all of yyFEour investment. • Both (a) SPAC and (b) the CompanyyFE and Holdco will incur significant transaction costs in connection with the Proposed Business Combination. • SPAC, Holdco and the CompanyyFE mayyFE not successfullyyFE or timelyyFE consummate the Proposed Business Combination, including the risk that anyyFE required regulatoryyFE approvals are not obtained, are delayyFEed or are subject to unanticipated conditions that could adverselyyFE affect the combined companyyFE or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of SPAC is not obtained. • The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Proposed Business Combination agreement mayyFE be terminated in accordance with its terms and the Proposed Business Combination mayyFE not be completed. • There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the stockholder in a better future economic position. • Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delayyFE or prevent the completion of the Proposed Business Combination. • yFollowing the consummation of the Proposed Business Combination, the combined companyyFE will incur significant increased expenses and administrative burdens as a public companyyFE, which could have an adverse effect on its business, financial condition and results of operations. • Changes in laws or regulations, or a failure to complyyFE with anyyFE laws and regulations, mayyFE adverselyyFE affect the CompanyyFYMMSN=Es or the combined companyyFYMMSN=Es business, including the abilityyFE of the parties to consummate the Proposed Business Combination, and results of operations of the CompanyyFE or the combined companyyFE. • The abilityyFE to successfullyyFE effect the Proposed Business Combination and the combined companyyFYMMSN=Es abilityyFE to successfullyyFE operate the business thereafter will be largelyyFE dependent upon the efforts of certain keyyFE personnel of the CompanyyFE, all of whom we expect to stayyFE with the combined companyyFE following the Proposed Business Combination. The loss of such keyyFE personnel could negativelyyFE impact the operations and financial results of the combined business. • yEngaging in a cross-border business combination increases uncertaintyyFE on the abilityyFE to successfullyyFE close the deal as a cross-border transaction and it is significantlyyFE more complicated, time-consuming and expensive, and the parties mayyFE not be able to negotiate a transaction that is acceptable to SPAC’s stockholders or obtain all necessaryyFE approvals. 32

Risk yFactors (continued) © yEnOcean 2022 | Sustainable IoT Risks Related to the Business Combination (continued) • The laws governing non-U.S. entities mayyFE be different to the laws governing entities formed in the U.S. Material differences mayyFE include differences with respect to, among other things, distributions, dividends, repurchases and redemptions, the election of directors, the removal of directors, the fiduciaryyFE and statutoryyFE duties of directors, conflicts of interests of directors, the indemnification of directors and officers, limitations on director liabilityyFE, notice provisions for meetings, the exercise of voting rights, certain stockholder actions and uncertaintyyFE regarding tax policies of the jurisdiction of the combined companyyFE. • SPAC’s abilityyFE to complete an initial business combination mayyFE be adverselyyFE affected byyFE downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supplyyFE chain disruptions, declines in consumer confidence and spending, the ongoing effects of the COVID-19 pandemic, including resurgences and the emergence of new variants, and geopolitical instabilityyFE, such as the militaryyFE conflict in the Ukraine. • A new 1% U.S. federal excise tax could be imposed in connection with redemptions. 33